SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended.


Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:  |_|

         Preliminary proxy statement        |_|

         Definitive proxy statement         |X|

         Definitive additional materials    |_|

         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12  |_|

                             1-800-FLOWERS.COM, Inc.
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                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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o Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                             1-800-FLOWERS.COM, INC.

                               1600 Stewart Avenue
                            Westbury, New York 11590


                    Notice of Annual Meeting of Stockholders

                                December 2, 2003


The Annual Meeting of Stockholders (the "Annual Meeting") of 1-800-FLOWERS.COM, Inc. (the "Company") will be held at 395 North Service Road, Melville, NY 11747, Lower Level Media Center (the "Meeting Place"), on Tuesday, December 2, 2003 at 9:00 a.m. eastern standard time or any adjournment thereof for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1) To elect two Directors to serve until the 2006 Annual Meeting or until their respective successors shall have been duly elected and qualified;

(2) To approve the Section 16 Executive Officers Bonus Plan;

(3) To approve the 2003 Long Term Incentive and Share Award Plan;

(4)  To  ratify  the  selection  of  Ernst  &  Young  LLP,   independent  public
accountants, as auditors of the Company for the fiscal year ending June 27, 2004; and

(5) To  transact  such other  matters  as may  properly  come  before the Annual
Meeting.

Only stockholders of record at the close of business on October 8, 2003 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                       By Order of the Board of Directors
                             /s/ Gerard M. Gallagher
                               Gerard M. Gallagher
                               Corporate Secretary

Westbury, New York
November 1, 2003


                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                             1-800-FLOWERS.COM, INC.


                                 PROXY STATEMENT

                                November 1, 2003

This   Proxy   Statement   is   furnished   to   stockholders   of   record   of
1-800-FLOWERS.COM, Inc. (the "Company") as of October 8, 2003 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at 395 North Service Road, Melville, NY 11747, Lower Level Media Center (the "Meeting Place"), on Tuesday, December 2, 2003 at 9:00 a.m. eastern standard time or any adjournment thereof.

Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, and "FOR" the approval of the
Section 16 Executive Officers Bonus Plan, and "FOR" approval of the 2003 Long Term Incentive and Share Award Plan, and "FOR" the ratification of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending June 27, 2004, and will be voted in accordance with the discretion of the persons appointed as proxies with respect to other matters which may properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The  Annual  Report  of the  Company  (which  does not form a part of the  proxy
solicitation   materials)  is  being   distributed   concurrently   herewith  to
stockholders.

The mailing  address of the  principal  executive  office of the Company is 1600
Stewart Avenue, Westbury, New York 11590. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on November 10, 2003.

                                VOTING SECURITIES

The Company has two classes of voting securities issued and outstanding, its Class A common stock, par value $0.01 per share (the "Class A Common Stock"), and its Class B common stock, par value $0.01 per share (the "Class B Common Stock", and with the Class A Common Stock, the "Common Stock"), which generally vote together as a single class on all matters presented to the stockholders for their vote or approval. At the Annual Meeting, each stockholder of record at the close of business on October 8, 2003 of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned on that date as to each matter presented at the Annual Meeting and each stockholder of record at the close of business on October 8, 2003 of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock owned on that date as to each matter presented at the Annual Meeting. On October 8, 2003, 28,835,351 shares of Class A Common Stock and 36,963,855 shares of Class B Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Class I Directors of the Company to serve until the 2006 Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

Pursuant  to  the   Company's   Third  Amended  and  Restated   Certificate  of
Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms or until their respective successors are duly elected and qualified. The Board of Directors currently consists of nine members, three of whom are Class I Directors and each of whose terms expire at the 2003 Annual Meeting. The Class I Directors are Messrs. Walker, O'Connor and Calcano. Each of such Class I Directors, except Mr. Calcano, is a nominee for election at the 2003 Annual Meeting. Mr. Calcano is not seeking reelection in view of his employer's policy with regard to board service. In order to fill the vacancy, the Nominating and Corporate Governance Committee is evaluating candidates who are qualified, eligible and willing to serve on the Board of Directors. We anticipate that we will fill the existing vacancy within a reasonable time after the 2003 Annual Meeting. When the Board succeeds in filling the vacancy, such newly appointed Director shall serve as a Director until the 2006 Annual Meeting. The Class II Directors are Messrs. Conefry and Elmore and Ms. Quinlan each of whose term expires at the 2004 Annual Meeting. The Class III Directors are Messrs. McCann, McCann and Minetti whose terms expire at the 2005 Annual Meeting. At each Annual Meeting, the successors to the Directors whose terms have expired are elected to serve from the time of their election and qualification until the third Annual Meeting following the election or until a successor has been duly elected and qualified. The Company's Third Amended and Restated Certificate of Incorporation authorizes the removal of Directors under certain circumstances.

The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Directors.

Information Regarding Nominees for Election as Directors (Class I Directors)

The  following   information  with  respect  to  the  principal   occupation  or
employment, other affiliations and business experience of each of the two nominees during the last five years has been furnished to the Company by such nominee.

Jeffrey C. Walker, age 48, has been a Director of the Company since February 1995. Mr. Walker has been Managing Partner of JPMorgan Partners, the private equity group of J.P. Morgan Chase & Co., since 1988, and a General Partner thereof since 1984. He is also a Vice Chairman of J.P. Morgan Chase & Co. Mr. Walker is a director of Axis Insurance and Doane PetCare, as well as, several other private companies.

Kevin J. O'Connor, age 42, has been a Director of the Company since July 1999. Mr. O'Connor co-founded DoubleClick, Inc., an Internet advertising network, and has served as the Chairman of the Board of Directors since its inception in January 1996. From December 1995 until January 1996, Mr. O'Connor served as Chief Executive Officer of Internet Advertising Network, an Internet advertising company, which he founded. From September 1994 to December 1995, Mr. O'Connor served as director of Research for Digital Communications Associates, a data communications company (now Attachmate Corporation), and from April 1992 to September 1994, as its Chief Technical Officer and Vice President, Research.

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS.
               JEFFREY C. WALKER AND KEVIN J. O'CONNOR AS CLASS I
       DIRECTORS TO SERVE IN SUCH CAPACITY UNTIL THE 2006 ANNUAL MEETING.

Information Regarding Directors Who Are Not Nominees for Election at this Annual Meeting

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of each Director who is not a nominee for election at this Annual Meeting has been furnished to the Company by such Director.

James F. McCann, age 52, has served as the Company's Chairman of the Board and Chief Executive Officer since inception. Mr. McCann has been in the floral industry since 1976 when he opened his retail chain of flower shops in the New York metropolitan area. Mr. McCann is a member of the board of directors of Gateway, Boyd's Bears and GTECH, as well as the boards of Hofstra University and Winthrop-University Hospital. James F. McCann is the brother of Christopher G. McCann, a Director and the President of the Company.

Christopher G. McCann, age 42, has been the Company's President since September 2000 and prior to that was the Company's Senior Vice President. Mr. McCann has been a Director of the Company since inception. Mr. McCann serves on the board of directors of Neoware, Inc. and is a member of the Board of Trustees of Marist College. Christopher G. McCann is the brother of James F. McCann, the Company's Chairman of the Board and Chief Executive Officer.

T. Guy Minetti, age 52, has been a Director of the Company since December 1993 and became the Company's Vice Chairman in September 2000. Mr. Minetti serves on the board of directors of American Sports Products Group Inc., a sporting goods manufacturer that he co-founded in 1993 and Misonix, Inc., a medical device and industrial product company. In March 1989, Mr. Minetti founded Bayberry Advisors, an investment banking firm, and, prior thereto, Mr. Minetti was a Managing Director at Kidder, Peabody & Company.

John J. Conefry, Jr., age 59, has been a Director of the Company since October 2002. Mr. Conefry is Vice Chairman of the Board of Directors of Astoria Financial Corporation and its wholly-owned subsidiary Astoria Federal Savings. He formerly served as the Chairman of the Board and CEO of Long Island Bancorp and The Long Island Savings Bank from September 1993 until September 1998. Prior thereto, Mr. Conefry was a Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc., where he served in various capacities, including, Chief Financial Officer. Mr. Conefry was a partner in the public accounting firm of Deloitte & Touche, LLP (formerly, Deloitte Haskins & Sells). Mr. Conefry serves as a member of the Board of Trustees at Hofstra University, and on the boards of St. Vincent's Services, and Wheel Chair Charities, Inc., among others.

Lawrence V. Calcano, age 40, has been a Director of the Company since August 1999. Mr. Calcano is a Managing Director and Co-Head of the High Technology Group at Goldman, Sachs & Co., a worldwide investment banking firm. Prior to this appointment in July 1999, Mr. Calcano managed the East Coast High Technology Group for Goldman from April 1993. Mr. Calcano also serves on Goldman's Firmwide Technology Operating Committee.

Leonard J. Elmore, age 51, has been a Director of the Company since October 2002. Mr. Elmore is the President of Test University, a leading provider of web-based, customized learning standardized test preparation and education assessment solutions. Mr. Elmore also serves as the President of Pivot Productions, Inc., a media production company specializing in marketing and advertising. Prior to this appointment in 1999, Mr. Elmore practiced corporate law as a Partner of the law firm Patton Boggs, LLP.

Mary Lou Quinlan, age 50, has been a Director of the Company since May 2002. Ms. Quinlan is the founder and Chief Executive Officer of Just Ask A Woman, a strategic consultancy dedicated to marketing with women, since its inception in 1999. Prior to that, Ms. Quinlan served as President and Chief Executive Officer of N.W. Ayer & Partners, a U.S. advertising firm, from 1994 through 1999, and in executive positions at Avon Products and DDB Needham Worldwide. In 1995 the Advertising Women of New York named Ms. Quinlan the Advertising Woman of the Year, and in 1997 New York Women in Communications recognized her with the Matrix Award. Ms. Quinlan also serves on the Board of Directors for her alma mater, Saint Joseph's University in Philadelphia, and The Advertising Council.

Committees of the Board

The Audit Committee of the Board of Directors reports to the Board regarding the appointment of the Company's independent public accountants, the scope and results of its annual audits, compliance with accounting and financial policies and management's procedures and policies relative to the adequacy of internal accounting controls. The Company's Board of Directors adopted a written charter for the Audit Committee in January 2000, which outlines the responsibilities of the Audit Committee and which charter was amended in August 2003. Attached is a copy of Amended Charter as Annex "A". During Fiscal 2003, the Audit Committee's composition changed with Mr. Conefry being added to the Committee and being designated Chairman in lieu of Mr. O'Connor. For the fiscal year ended June 29, 2003 ("Fiscal 2003") and as currently comprised, the Audit Committee consists of Messrs. Conefry (Chairman) and O'Connor, and Ms. Quinlan who are all independent Directors of the Company as that term is defined by the rules and regulations of the National Association of Securities Dealers (the "NASD").

The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board regarding the Company's compensation policies and all forms of compensation to be provided to the Company's executive officers and Directors. The Compensation Committee approves the compensation for the Company's executive officers. In addition, the Compensation Committee administers the Company's 1999 Stock Incentive Plan under which option grants, stock appreciation rights, restricted awards and performance awards may be made to Directors, officers, employees of, and consultants to, the Company and its subsidiaries. The Board of Directors has authorized a secondary committee of the Compensation Committee (the "Secondary Committee"), which consists of Mr. James
F. McCann, to also review stock compensation options for all of the Company's employees, other than its executive officers. If approved by the Shareholders, the Compensation Committee will be responsible for the administration of the Company's 2003 Long Term Incentive and Stock Award Plan. The Company's Board of Directors adopted a written charter for the Compensation Committee in June 2003, which outlines the responsibilities of the Compensation Committee. Attached is a copy of the Charter as Annex "B". The current members of the Compensation Committee are Mr. Walker (Chairman), Mr. Conefry and Ms. Quinlan, who are all independent Directors of the Company as that term is defined by the rules and regulations of the NASD.

The Nominating and Corporate Governance Committee identifies and evaluates individuals qualified to become Board members and recommends to the Board director nominees for election and re-election, develops and recommends to the Board the corporate governance guidelines applicable to the Company and to review and reassess the adequacy of corporate governance guidelines and practices. The Company Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee in June 2003, which outlines the responsibilities of the Committee. Attached is a copy of the Charter as Annex "C". The current members of the Nominating and Corporate Governance Committee are Messrs. Elmore (Chairman), Calcano and O'Connor who are all independent Directors of the Company as that term is defined by the rules and regulations of the NASD.

Compensation Committee Interlocks and Insider Participation

No interlocking relationships exist between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2003.

Attendance at Board and Committee Meetings

During Fiscal 2003, the Board of Directors held six (6) meetings and acted by unanimous written consent on four (4) occasions. During Fiscal 2003, each Director attended at least 75% of the meetings of the Board of Directors. The Audit Committee held five (5) meetings during Fiscal 2003 and did not act by unanimous written consent. The Compensation Committee, including its Secondary Committee, held five (5) meetings in Fiscal 2003 and acted by unanimous written consent on two (2) occasions. In addition, each of the Board of Directors attended at least 75% of all meetings of each Committee of our Board on which such Director serves. The Nominating and Corporate Governance Committee did not meet in FY 2003 as the Committee was only formed on June 26, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, directors, and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports furnished to us, we believe that, since the Company's initial public offering, all Section 16(a) filing requirements applicable to our officers, Directors and greater than 10% stockholders have been satisfied.

Compensation of Directors

Cash Compensation. In order to provide some cash compensation to non-employee Board members for all the time and effort that Board members expend on attending Board meetings, reviewing materials furnished by the Company, and otherwise rendering services to the Company as Directors, non-employee Board members receive $2,500 per personal attendance at a Board of Directors Meeting, $1,000 per Board Meeting attended telephonically, $2,500 for personal attendance at a Compensation Committee, Audit Committee Meeting or Nominating and Corporate Governance Committee (excluding committee meetings held on the same day as scheduled meetings of the Board of Directors) and reimbursement for reasonable travel and lodging expenses associated with attendance at any meeting. In addition, Mr. Conefry receives $2,500 per year for his services as Audit Committee Chairman.

Options. Pursuant to the Company's 1999 Stock Incentive Plan, each individual who first becomes a non-employee member of the Board of Directors automatically is entitled to an option grant for 10,000 fully vested options of Class A Common Stock on the date such individual joins the Board. In addition, on the date of each Annual Meeting, each non-employee Board member is entitled to a grant of a fully vested option to purchase 5,000 shares of Class A Common Stock, provided such individual has served on the Board for at least six months.

Compensation information on James F. McCann, Christopher G. McCann and T. Guy Minetti, who are Directors, as well as executive officers of the Company, is contained under the section titled "Executive Compensation and Other Information."
                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


The following individuals were serving as executive officers of the Company and certain of its subsidiaries on October 8, 2003:

Name                       Age Position with the Company
James F. McCann ....... .  52  Chairman of the Board and Chief Executive Officer
Christopher G. McCann....  42  Director and President
T. Guy Minetti...........  52  Director and Vice Chairman
Peter G. Rice............  58  President of The Plow & Hearth, Inc.
William E. Shea..........  44  Senior Vice President of Finance and
                               Administration, Treasurer, Chief Financial
                               Officer
Gerard M. Gallagher......  50  Senior Vice President, General Counsel, Corporate
                               Secretary

Thomas G. Hartnett.......  40  Senior Vice President of Retail and Fulfillment
Vincent J. McVeigh.......  43  Senior Vice President
Enzo J. Micali...........  44  Senior Vice President of Information Technology

Information Concerning Executive Officers Who Are Not Directors

Peter G. Rice, President of The Plow & Hearth, Inc., was co-founder of The Plow & Hearth, Inc. and served as its President and Chairman of the Board since its inception in November 1980. Mr. Rice was founder of Blue Ridge Mountain Sports, a chain of retail backpacking/outdoor stores, and co-founder of Phoenix
Products, a manufacturer of kayaks. He is a member of the Catalog Council Operating Committee of the Direct Marketing Association and a past director of the New England Mail Order Association and of the U.S. Senate Productivity and Quality Award Board for Virginia.

William E. Shea has been our Senior Vice President of Finance and Administration and Chief Financial Officer since September 2000. Before holding his current position, Mr. Shea was our Vice President of Finance and Corporate Controller after joining us in April 1996. From 1980 until joining us, Mr. Shea was a certified public accountant with Ernst & Young LLP.

Gerard M.  Gallagher  has been our Senior Vice  President,  General  Counsel and
Corporate Secretary since August 1999 and has been providing legal services to the Company since its inception. Mr. Gallagher is the founder and a managing partner in the law firm Gallagher, Walker, Bianco and Plastaras, based in Mineola, New York, specializing in corporate, litigation and intellectual property matters since 1993. Mr. Gallagher is duly admitted to practice before the New York State Courts and the United States District Courts of both the Eastern District and Southern District of New York.

Thomas G. Hartnett has been our Senior Vice President of Retail and Fulfillment since September 2000. Before holding this position, Mr. Hartnett held various positions within the Company since joining the Company in 1991, including Controller, Director of Store Operations, Vice President of Retail Operations and, most recently, as Vice President of Strategic Development.

Vincent J. McVeigh has been our Senior Vice President since October 2000. Before holding his current position with Corporate Partnerships, Mr. McVeigh held various positions within the Company since joining the Company in 1991, including Bloomnet Manager, Director of Call Center Operations and, most recently, as Vice President of Merchandising.

Enzo J. Micali has been our Senior Vice President of Information Technology and Chief Technology Officer since December 2000. Prior to joining the Company, Mr. Micali served as Chief Technology Officer for InsLogic. Prior to joining InsLogic, Mr. Micali spent 12 years in various technology management positions with J.P. Morgan Chase & Co., formerly Chase Manhattan Bank.

Summary Compensation Table

The following table sets forth the annual and long-term compensation paid by the Company during Fiscal 2003 and the fiscal years ended June 30, 2002 and July 1, 2001 ("Fiscal 2002" and "Fiscal 2001") to the Company's Chief Executive Officer and the four highest compensated other executive officers of the Company whose total compensation during Fiscal 2003 exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                               Long-Term
                                                           Annual Compensation                Compensation
                                                                                               Securities
                                                               Bonus       Other Annual        Underlying         All Other
                                    Fiscal        Salary     ----------    Compensation         Options         Compensation
Name and Principal Position            Year         ($)         ($)           ($)(1)             (#)(2)              ($)
                                    2003        $1,210,000          -                           400,000
James F. McCann...................  2002        $1,100,000      $80,000                         300,000
Chief Executive Officer             2001        $1,000,000     $170,000                              -



                                    2003        $  423,500          -                           538,300
Christopher G. McCann.............  2002        $  385,000      $46,000                         300,000
President                           2001        $  330,220      $89,000                         433,700


                                    2003          $300,000          -                           50,400
T. Guy Minetti....................  2002          $300,000      $36,000                         58,400
Vice Chairman                       2001          $291,000      $77,000                         333,700


                                    2003          $249,000          -                           49,600
Peter G. Rice.....................  2002          $238,000      $34,000                         40,400
President of The Plow & Hearth,     2001          $233,000      $52,000                         117,950
Inc.

                                    2003          $290,000         -                            120,400
Gerard M. Gallagher...............  2002          $275,000      $33,000                         138,000
Senior Vice President, General      2001          $282,000      $70,000                         110,900
Counsel, Secretary (3)


-----------------------------------------------
(1) Other compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus for the executive officer for such year.
(2) The Company did not grant any stock appreciation rights or make any long-term incentive plan payments to any Named Executive Officers in Fiscal 2003, Fiscal 2002 or Fiscal 2001.
(3) The compensation listed in the summary compensation table for Mr. Gallagher for Fiscal 2003, Fiscal 2002 and Fiscal 2001 was paid by the Company to the law firm of Gallagher, Walker, Bianco and Plastaras. More information regarding Mr. Gallagher's affiliation with Gallagher, Walker, Bianco and Plastaras may be found under the section titled "Related Party Transactions".
Option Grants in Last Fiscal Year

The following table provides information with respect to the stock option grants made during Fiscal 2003 to the Named Executive Officers. No stock appreciation rights were granted during Fiscal 2003.

                                                 % of Total                                Potential Realizable
                                  Number of       Options                                   Value at Assumed Rates
                                  Securities     Granted to     Exercise                     of Stock Price
                                  Underlying     Employees       Price                       Appreciation for
                                   Options       in Fiscal     ($/Share)     Expiration       Option Term (4)
Name                             Granted (1)      2003 (2)        (3)           Date           5%        10%
_________________________________________________________________________________________________________________
James F. McCann                  200,000 (a)       6.6%          $6.42        9/23/2012     $807,500   $2,046,365
                                 200,000 (b)       6.6%          $6.70        3/24/2013     $842,720   $2,135,615
                                 ___________      _____                                   __________  ___________
                                 400,000          13.2%                                   $1,650,220   $4,181,980


Christopher G. McCann            250,000 (a)       8.2%          $6.42        9/23/2012   $1,009,376  $2,557,956
                                  38,300 (b)       1.3%          $6.42        9/23/2012     $154,636    $391,879
                                 250,000 (b)       8.2%          $6.70        3/24/2013   $1,053,399  $2,669,519
                                 ___________      _____                                   __________   __________
                                 538,300          17.7%                                   $2,217,411  $5,619,354

T. Guy Minetti                    30,000 (a)       1.0%          $6.42        9/23/2012     $121,125    $306,955
                                  20,400 (b)       0.7%          $6.42        9/23/2012      $82,365    $208,729
                                 ___________      _____                                    _________    _________
                                  50,400           1.7%                                     $203,490    $515,684

Peter G. Rice                     25,000 (a)       0.8%          $6.42        9/23/2012     $100,938    $255,796
                                  12,300 (b)       0.4%          $6.42        9/23/2012      $49,661    $125,851
                                  12,300 (b)       0.4%          $6.70        3/24/2013      $51,827    $131,340
                                 ___________      _____                                     ________    _________
                                  49,600           1.6%                                     $202,426    $512,987

Gerard M. Gallagher               75,000 (a)       2.5%          $6.42        9/23/2012     $302,813    $767,387
                                  20,400 (b)       0.7%          $6.42        9/23/2012      $82,365    $208,729
                                  25,000 (b)       0.8%          $6.70        3/24/2013     $105,340    $266,952
                                 ___________      _____                                    _________    _________
                                 120,400           4.0%                                     $490,518  $1,243,068

                   Total       1,158,700          38.2%

(1) The options listed in the table become exercisable as follows: (a) at a rate of 100% upon the completion of the fourth year of service following the grant date; and (b) at a rate of 40% after the completion of two years of service following the grant date, and 20% at the completion of each year of service thereafter. Each option, has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of employment with the Company pursuant to the terms of the Company's 1999 Stock Incentive Plan.
(2)      Based on an aggregate 3,036,705 options granted in Fiscal 2003.

(3) The exercise price may be paid in cash, by surrendering shares owned by the optionee for a sufficient period of time or through a cashless exercise procedure.
(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values
The following table sets forth the number of options exercised during Fiscal 2003 and the number and value of unexercised options held by each of the named executive officers at June 29, 2003.

                                                Value
                                Shares        Realized      Number of Securities Underlying
                             Acquired on       ($)(1)        Unexercised Options at Fiscal      Value of Unexercised In-The-Money
                             Exercise (#)                            Year-End (#)               Options at Fiscal Year End ($)(2)
                             ____________   ____________    ________________________________    __________________________________
Name                                                         Exercisable      Unexercisable       Exercisable      Unexercisable
                                                            ________________________________    __________________________________
James F. McCann............        -             $0            108,000           672,000               -              $ 672,000
Christopher G. McCann......     59,425        $283,457         827,655         1,188,920          $3,134,203         $2,427,809
T. Guy Minetti.............        -             $0            338,960           246,540          $1,242,679         $ 735,542
Peter G. Rice..............        -             $0            129,510           205,940          $  385,978         $ 562,010
Gerard M. Gallagher........        -             $0            192,760           336,540          $  472,598         $ 646,951

-------------------------------------------------------------------------------
(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Class A Common Stock using the closing selling price as reported on the Nasdaq National Market on the date of exercise of these options.
(2) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Class A Common Stock using the closing selling price of $8.24 as reported on the Nasdaq National Market for the last trading day of Fiscal 2003.

Employment Agreements

Mr. James F. McCann's employment agreement became effective as of July 1, 1999. The agreement provides for a five year term, and on each anniversary of the agreement, the term is extended for one additional year. Mr. McCann is eligible to participate in the Company's stock incentive plans, other bonus or benefits plans, and is entitled to health and life insurance coverage for himself and his dependents. The agreement provides for an annual base salary with provisions allowing for annual increases. Mr. McCann's annual salary for Fiscal 2003 was $1,210,000. Upon termination without good cause or resignation for good reason, including a change of control, Mr. McCann is entitled to severance pay in the amount of $2,500,000, plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. Upon termination due to death, or for good cause or a voluntary resignation, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the date of termination. The Compensation Committee has recommended that Mr. McCann receive, and Mr. McCann has accepted, a base salary of $975,000 for Fiscal 2004 in order to enable the Company to comply with Section 162(m) of the IRS Code of 1986 ("Section 162(m)") as amended, which was enacted into law in 1993.

Mr. Christopher G. McCann's employment agreement became effective as of July 1, 1999. The agreement provides for a five year term, and on each anniversary of the agreement, the term is extended for one additional year. Mr. McCann is eligible to participate in the Company's stock incentive plans, other bonus or benefits plans, and is entitled to health and life insurance coverage for himself and his dependents. The agreement provides for an annual base salary with provisions allowing for annual increases. Mr. McCann's annual salary for Fiscal 2003 was $423,500. Upon termination without good cause or resignation for good reason, including a change of control, Mr. McCann is entitled to severance pay in the amount of $500,000, plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. Upon termination due to death, or for good cause, or a voluntary resignation, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the date of such termination.

Mr. Peter G. Rice's employment agreement with The Plow & Hearth, Inc. became effective as of April 3, 1998 and has been automatically renewed through April 3, 2004. The agreement contains automatic one-year renewals unless prior notice of termination is given. Mr. Rice's annual salary for Fiscal 2003 was $249,000 and he was eligible to participate in the Company's stock incentive plans. Upon termination without cause, Mr. Rice is entitled to an amount equal to his salary through the end of the term of the agreement, any amounts earned, accrued or owing but not yet paid as of the date of the termination and other benefits, if any, as are payable to or for the benefit of Mr. Rice as of the date of his termination until the end of the term of the agreement.

Under their employment agreements, Messrs. James F. McCann and Christopher G. McCann are each restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for good cause. Mr. Rice has agreed not to compete with the Company or solicit its clients or employees during his term of employment and for two years immediately following his termination. Each of these executives is also bound by confidentiality provisions, which prohibit the executive from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee advises the Board of Directors on issues concerning the Company's compensation philosophy, the compensation of executive officers and other individuals compensated by the Company, and sets the compensation for the executive officers. The Compensation Committee is responsible for the administration of the Company's 1999 Stock Incentive Plan under which option grants, stock appreciation rights, restricted awards and performance awards may be made to Directors, executive officers and employees of the Company and its subsidiaries. The Board of Directors has authorized a secondary committee of the Compensation Committee to also review stock compensation options for all of the Company's employees other than its executive officers. If approved by the Shareholders, the Compensation Committee will be responsible for the administration of the Company's 2003 Long Term Incentive and Stock Award Plan.

The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's philosophy that a portion of each executive officer's compensation should be contingent upon the Company's performance, as well as, upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer should be comprised of two elements: (i) base salary and bonus which reflects experience and individual and Company performance and is designed to be competitive with salary levels in the industry (the bonus component for certain executive officers are tied solely to Company performance), and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

Factors. The principal factors which the Compensation Committee considers in reviewing the components of each executive officer's compensation package are summarized below. The Compensation Committee may, however, in its discretion apply other factors with respect to executive compensation for future years.

o Base Salary. The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and outside the industry and internal base salary comparability considerations. The weight given to each of these factors shall differ from individual to individual as the Compensation Committee deems appropriate and subject to any applicable employment agreements.

o Bonus. The bonus for Messrs. McCann, McCann, Minetti, Gallagher, and Shea is determined by the Company's financial performance. For other executive officers, consideration is also given to performance of the specific areas of the Company under the executive officer's direct control and to such executive officers own level of performance. This balance supports the accomplishment of the Company's overall financial objectives and rewards the individual contributions of our executive officers.

o Long-Term Incentive Compensation. Long-term incentives are provided primarily through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share over a specified period of time. Each option generally becomes exercisable in installments over a fixed period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also intends to consider the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee may use its discretion in awarding options to the Company's executive officers.

In the future, it is anticipated that the long-term incentives will be provided through a combination of grants of stock options and/or restricted stock.

CEO Compensation. In July 1999, the Board of Directors approved the Employment Agreement between the Company and James F. McCann, its Chairman of the Board and Chief Executive Officer, which established his initial base annual salary and eligibility to participate in the Company's stock incentive plans and other bonus or benefits plans, and which is discussed in further detail under "Employment Agreements". The Board determined it to be in the best interests of the Company to enter into the Employment Agreement with Mr. McCann as of such date and believes that the agreement with Mr. McCann and the compensation paid thereunder for Fiscal 2003 was fair and reasonable. In determining the total compensation for Mr. McCann, and that such compensation was fair and reasonable in Fiscal 2003, a number of factors were taken into account. These factors included: the key role Mr. McCann has performed with the Company from its inception; the benefit to the Company in assuring the retention of his services; the performance of the Company compared to its budgeted performance during Fiscal 2003; the competitive market conditions for executive compensation; and the objective evaluation of Mr. McCann's performance of his duties as Chairman of the Board and Chief Executive Officer.

Compliance with Internal Revenue Code Section 162(m). As a result of Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)"), as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers, which is not considered to be performance based. Compensation which qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1999 Stock Incentive Plan, and the proposed 2003 Long Term Incentive and Stock Award Plan contain certain provisions which are intended to ensure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

The Compensation Committee does not expect that the non-performance based compensation to be paid to any of the Company's executive officers for Fiscal 2003 will be subject to the deduction limitations of Section 162(m). The Compensation Committee has recommended that Mr. McCann receive, and Mr. McCann has accepted, a base salary of $975,000 for Fiscal 2004 in order to enable the Company to comply with Section 162(m). Further, in accordance with issued Treasury Regulations relating to the $1 million limitation, the Committee may in the future determine to restructure one or more components of the compensation paid to the executive officers so as to qualify those components as performance-based compensation that will not be subject to the $1 million limitation.

THE COMPENSATION COMMITTEE

Jeffrey C. Walker, Chairman
Mary Lou Quinlan
John J. Conefry, Jr

                             Audit Committee Report



September 3, 2003


To the Board of Directors
of 1-800-flowers.com, Inc. (the "Company"):

Our Audit Committee has reviewed and discussed with management the audited financials of the Company for the year ended June 29, 2003 (the "Audited Financial Statements"). In addition, we have discussed with Ernst & Young LLP, the independent auditing firm for the Company, the matters required by Codification of Statements on Auditing Standards No. 61.

The Committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and reviewed such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended June 29, 2003 on Form 10-K.

Audit Committee
John J. Conefry, Jr., Chairman
Kevin J. O'Connor
Mary Lou Quinlan

Stock Performance Graph

The following graph compares the percentage change in the cumulative total stockholder return on the Company's common stock during the period from the Company's initial public offering on August 3, 1999, through June 29, 2003, with the cumulative total returns of the Russell 2000 and Nasdaq Non-Financial indices. The comparison assumes $100 was invested on the close of business of August 3, 1999 in each of the foregoing indices, and assumes dividends, if any were reinvested.


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                                   Cumulative Total Return

                                  --------------------------------------------
                                  8/3/99     6/00      6/01     6/02      6/03
1-800-FLOWERS.COM, INC.           100.00    28.18     81.59    61.36     46.13
RUSSELL 2000                      100.00   119.83    120.51   110.15    108.34
NASDAQ NON-FINANCIAL              100.00   159.92     81.50    52.00     58.71


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of the Company's Class A Common Stock and Class B Common Stock, as of October 8, 2003, for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company's executive officers and Directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o 1-800-FLOWERS.COM, Inc., 1600 Stewart Avenue, Westbury, New York 11590. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by such persons that are exercisable within 60 days of October 8, 2003, but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 28,835,351 shares of Class A Common Stock and 36,963,855 shares of Class B Common Stock outstanding as of October 8, 2003.

                                                        Shares                       % of Shares
                                                   Beneficially Owned            Beneficially Owned
----------------------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner**              A Shares      B Shares        A Shares     B Shares
----------------------------------------------------------------------------------------------------------
James F. McCann(1).........................        153,800       36,001,105        0.5%         97.4%
----------------------------------------------------------------------------------------------------------
Christopher G. McCann(2)...................        974,395        3,202,763        3.3%          8.6%
----------------------------------------------------------------------------------------------------------
T. Guy Minetti(3)..........................        462,900           20,000        1.6%          0.1%
----------------------------------------------------------------------------------------------------------
Peter G. Rice (4)..........................        194,985            -            0.7%           -
----------------------------------------------------------------------------------------------------------
Gerard M. Gallagher(5).....................        235,890           12,000        0.8%           -
----------------------------------------------------------------------------------------------------------
Jeffrey C. Walker(6).......................      3,931,589            -           13.6%           -
----------------------------------------------------------------------------------------------------------
John J. Conefry, Jr. (7) ..................         10,000            -             -             -

----------------------------------------------------------------------------------------------------------
Kevin J. O'Connor(8).......................        108,500            -            0.4%           -
----------------------------------------------------------------------------------------------------------
Lawrence V. Calcano(9).....................         50,000            -            0.2%           -
----------------------------------------------------------------------------------------------------------
Leonard J. Elmore (10) ....................         10,000            -             -             -
----------------------------------------------------------------------------------------------------------
Mary Lou Quinlan (11) .....................         16,000            -            0.1%           -
----------------------------------------------------------------------------------------------------------
J.P. Morgan Partners (SBIC), LLC (12)......      3,931,589            -           13.6%           -
----------------------------------------------------------------------------------------------------------
All directors and executive officers as a        6,581,339       37,212,320       21.0%         99.7%
   group (15 persons)(13)..................
----------------------------------------------------------------------------------------------------------

___________

-  Indicates less than 1%.
** Unless otherwise specified, the address of the beneficial owner is c/o 1-800-FLOWERS.COM, Inc., 1600 Stewart Avenue, Westbury, NY 11590.

(1) Includes (a) 128,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options,
      (b) 5,875,000 shares of Class B Common Stock held by limited partnerships, of which Mr. McCann is a limited partner and does not exercise control and of which he disclaims beneficial ownership, and (c) 58,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. McCann is a Director and the President.

(2) Includes (a) 974,395 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options,
      (b) 2,000,000 shares of Class B Common Stock held by a limited partnership, of which Mr. McCann is a general partner and exercises control, (c) 293,575 shares of Class B Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options and (d) 58,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. McCann is a Director and Treasurer.

(3) Includes (a) 453,300 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options and (b) 20,000 shares of Class B Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options.

(4) Includes (a) 750 shares of Class A Common Stock held by Mr. Rice's wife, of which he disclaims beneficial ownership, (b) 163,350 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options, and (c) 6,985 shares of Class A Common Stock, held by Mr. Rice's wife, that may be acquired within 60 days of October 8, 2003 through the exercise of stock options, of which he disclaims beneficial ownership. Mr. Rice's address is c/o The Plow & Hearth, Inc., State Road 230 West, Madison, VA 22727.

(5) Includes (a) 222,540 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options and (b) 12,000 shares of Class B Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options.

(6) The general partner of J.P. Morgan Partners (SBIC), LLC is J.P. Morgan Partners (BHCA), L.P. Mr. Walker disclaims beneficial ownership of all shares owned by J.P. Morgan Partners (SBIC), LLC. Mr. Walker's address is c/o J.P. Morgan Partners (SBIC), LLC, 1221 Avenue of the Americas, 39th Floor, New York, New York 10020. Includes 35,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options.

(7) Includes 10,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options. Mr. Conefry's address is c/o Astoria Federal Savings, One Astoria Federal Plaza, Lake Success, New York 11042

(8) Includes 45,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options. Mr. O'Connor's address is c/o DoubleClick, Inc., 41 Madison Ave., 32nd Floor, New York, New York, 10010.

(9) Includes 45,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options. Mr. Calcano's address is c/o Goldman Sachs & Co., 85 Broad Street, New York, New York 10004.

(10) Includes 10,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options. Mr. Elmore's address is c/o TestU, 254 West 31st Street, New York, New York 1000.

(11) Includes 15,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options. Ms. Quinlan's address is c/o Just Ask A Woman, 670 Broadway, Suite 301, New York, NY 10012

(12) The address of J.P. Morgan Partners (SBIC), LLC is 1221 Avenue of the Americas, 39th Floor, New York, New York 10020.

(13) Includes (a) 2,513,450 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2003 through the exercise of stock options, and (b) 360,575 shares of Class B Common Stock issuable upon the exercise of currently exercisable stock options and options which vest within 60 days.

RELATED PARTY TRANSACTIONS

Certain Business Relationships with Directors and officers

In Fiscal 2003 the Company and its subsidiaries paid $21,000 to Abacus, a wholly owned subsidiary of DoubleClick, Inc. for marketing and advertising services. Kevin J. O'Connor, one of the Company's Directors, serves as Chairman of the Board of DoubleClick, Inc.

The Company pays Gallagher, Walker, Bianco and Plastaras, a law firm in which our Senior Vice President and General Counsel, Gerard M. Gallagher, is a partner, a fee for Mr. Gallagher's services to the Company. The Company, with the approval of the Board, also pays Gallagher, Walker fees for services rendered by other members of the firm on the Company's behalf. The fees paid in Fiscal 2003 by the Company to the firm for services provided by Mr. Gallagher are set forth under the section titled "Summary Compensation Table," and for legal services provided by other members of the firm in the sum of $354,698, inclusive of disbursements; which fees the Company believes are fair and reasonable.

The Company maintains life insurance for each of its executive officers, except Mr. Gallagher, in the amount of $50,000 and also maintains a directors' and officers' insurance policy.

General

The Company has a policy providing that all material transactions between it and its officers, Directors and other affiliates must be on fair terms and be approved by either a majority of the disinterested members of the Board or the stockholders.

                                   PROPOSAL 2

                    SECTION 16 EXECUTIVE OFFICERS BONUS PLAN

General

The Company's Board of Directors has adopted the Section 16 Executive Officers Bonus Plan pursuant to which Section 16 executive officers of the Company may be entitled to receive annual bonus compensation contingent upon the attainment of certain performance goals.

In order to qualify under the  performance-based  compensation  exception  under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and thereby avoid potential nondeductibility of bonus compensation paid to certain executive officers, the material terms of the Section 16 Executive Officers Bonus Plan (including the class of eligible participants, the performance criteria contemplated by the plan and the maximum amount payable under the plan) must be approved by the stockholders. Accordingly, the Section 16 Executive Officers Bonus Plan is being submitted for approval by stockholders.

A copy of the Section 16 Executive Officers Bonus Plan is attached as Annex "D" hereto. The material features of the Section 16 Executive Officers Bonus Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Section 16 Executive Officers Bonus Plan.


Purpose

The  purpose  of the  Section  16  Executive  Officers  Bonus Plan is to provide
Section 16 executives of the Company with an opportunity to earn annual bonus compensation as an incentive and reward for their leadership, ability and exceptional services.

Administration

The Section 16 Executive Officers Bonus Plan will be administered by a committee of the Board of Directors of the Company consisting of not less than two persons who, to the extent required to satisfy the exception for performance based compensation under Section 162(m) of the Code, will be "outside directors" within the meaning of such section.

Subject to the express provisions of the Section 16 Executive Officers Bonus Plan, the committee of outside directors has the authority to (i) establish performance goals for the granting of annual bonuses for each plan year, (ii) determine the Section 16 executives to whom annual bonus awards are to be made for each plan year, (iii) determine whether the performance goals for any plan year have been achieved, (iv) authorize payment of annual bonuses under the
Section 16 Executive Officers Bonus Plan, (v) adopt, alter and repeal such administrative rules, guidelines and practices governing the Section 16 Executive Officers Bonus Plan as it deems advisable, and (vi) interpret the terms and provisions of the Section 16 Executive Officers Bonus Plan.

Determination of Awards

The amount of any annual bonus granted to a Section 16 executive for any plan year will be an amount not greater than $1.5 million, which amount will be determined based on the achievement of one or more performance goals established by the committee of outside directors with respect to such executive. Performance goals may vary from executive to executive and shall be based upon such one or more of the following performance criteria as the committee of outside directors may deem appropriate: appreciation in stock value, total stockholder return, earnings per share, earnings per share growth, operating income, net income, pro forma net income, return on equity, return on designated assets, return on capital, economic value added, earnings, earnings before interest, taxes, depreciation and amortization, revenues, revenue growth, expenses, operating profit margin, operating cash flow, gross profit margin or net profit margin. The performance goals may be determined by reference to the performance of the Company, or of a subsidiary or affiliate, or of a division or unit of any of the foregoing. Not later than the day immediately preceding the first day of the plan year (or a later date as may be permitted pursuant to Section 162(m) of the Code), the committee of outside directors will establish
(i) the Section 16 executives who will be eligible for an annual bonus for such plan year, (ii) the performance goals for such plan year, and (iii) the corresponding annual bonus amounts payable under the Section 16 Executive Officers Bonus Plan upon achievement of the performance goals.

Payment of Award

An annual bonus (if any) to any Section 16 executive for a plan year will be paid after the end of the plan year, provided, however, that the committee of outside directors shall have first certified in writing (i) that a performance goal with respect to the executive for such fiscal year was satisfied and the level of the goal attained, and (ii) the amount of each executive's annual bonus. The Committee, unless it determines otherwise, shall have the discretion to decrease the amount otherwise payable under an award. If an executive dies after the end of a plan year but before receiving payment of any annual bonus, the amount will be paid to a designated beneficiary or, if no beneficiary has been designated, to the executive's estate. Notwithstanding the foregoing, the committee of outside directors may determine by separate employment agreement with any executive or otherwise, that all or a portion of an executive's annual bonus for a plan year will be payable to such executive upon his death, disability, or termination of employment, or upon a change of control of the Company, during the plan year.


Non-Transferability

No annual bonuses or rights under the Section 16 Executive Officers Bonus Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

Amendments and Termination

The Board of Directors may terminate the Section 16 Executive Officers Bonus Plan and may amend it from time to time; provided, however, that no termination or amendment of the Section 16 Executive Officers Bonus plan will adversely affect the rights of an executive or a beneficiary to a previously certified annual bonus. Amendments to the Section 16 Executive Officers Bonus Plan may be made without stockholder approval except as required to satisfy Section 162(m) of the Code.


Certain Federal Income Tax Consequences

The following is a summary of certain Federal income tax aspects with respect to the Section 16 Executive Officers Bonus Plan based upon the laws in effect on the date hereof.

Upon payment of an annual bonus to an executive for any plan year pursuant to the Section 16 Executive Officers Bonus Plan, such executive will recognize ordinary income in the amount of such annual bonus on the date the compensation is paid.

The Company will generally be entitled to a deduction in the amount taxable as ordinary income to an executive, subject to the limitation imposed by Section 162(m) of the Code. The Company intends that compensation paid to an executive pursuant to the Section 16 Executive Officers Bonus Plan will generally qualify as "performance-based compensation" under Section 162(m) of the Code and, consequently, should generally not be subject to the $1 million deduction limit thereunder.

The foregoing is based upon Federal income tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Section 16 Executive Officers Bonus Plan. Also, the state and local tax consequences to an executive and the Company may vary, depending upon the laws of the various states and localities and the individual circumstances of the executive.

New Plan Benefits

The amount of benefits payable in the future under the Section 16 Executive Officers Bonus Plan is not currently determinable and, as of the date hereof, the Company has paid no bonuses under this plan.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SECTION 16 EXECUTIVE OFFICERS BONUS PLAN

                                   Proposal 3
                  2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN

The Board of Directors has adopted the 2003 Long Term Incentive and Share Award Plan (the "Plan"), subject to shareholder approval. We now ask the shareholders to approve the adoption of the Plan. The following summary of the Plan is qualified in its entirety by reference to the Plan, which is attached as Annex "E" to this Proxy Statement.

The Plan will give us continuity and flexibility in offering long term incentive compensation to attract, retain and motivate employees, consultants and directors. The Plan provides for awards using up to 7,500,000 shares, which is approximately the amount of shares currently available for issuance under the Company's 1999 Stock Incentive Plan. Following approval of the Plan, the Company will not issue further awards under its 1999 Stock Incentive Plan.


General. The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and directors in order to achieve the Company's long-term growth and profitability objectives. The Plan will provide for the grant to eligible employees, consultants and directors of stock options, share appreciation rights ("SARs"), restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other share-based awards (collectively the "Awards"). An aggregate of 7,500,000 shares of Common Stock have been reserved for issuance under the Plan. In addition, during a calendar year (i) the maximum number of shares with respect to which options and SARs may be granted to an eligible participant under the Plan will be 1,000,000 shares, and (ii) the maximum number of shares with respect to which Awards intended to qualify as performance-based compensation other than options and SARs may be granted to an eligible participant under the Plan will be 500,000 shares. These share amounts are subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure, as described below. Shares issued pursuant to the Plan will be either authorized but unissued shares or treasury shares.

Eligibility and Administration. Officers and other employees of, and consultants to, the Company and its Subsidiaries and Affiliates and Directors of the Company will be eligible to be granted Awards under the Plan. The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board (the "Committee"). Unless otherwise determined by the Board, the Committee will consist of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" within the meaning of Section162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee will determine which eligible employees, consultants and directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. Approximately 2,500 persons are currently eligible to participate in the Plan.

The Chief Executive Officer shall have the power and authority to make Awards under the Plan to employees and consultants not subject to Section 16 of the Exchange Act, subject to limitations imposed by the Committee.

Except for certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, options and SARs issued under the Plan will not be amended to lower their exercise price and options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices.

Awards. Incentive stock options ("ISOs") intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options.

A SAR will entitle the holder thereof to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise (or, if the Committee so determines, at any time during a specified period before or after the date of exercise) over the exercise price of the SAR set by the Committee as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or shares of Common Stock as determined by the Committee.

Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during the applicable restriction period.

A restricted share unit will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, restricted share units subject to restriction will be forfeited upon termination of employment during any applicable restriction period.

Performance shares and performance units will provide for future issuance of shares or payment of cash, respectively, to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods. Except as otherwise determined by the Committee, performance shares and performance units will be forfeited upon termination of employment during any applicable performance period. Prior to payment of performance shares or performance units, the Committee will certify that the performance objectives were satisfied. Performance objectives may vary from person to person and will be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, depreciation and amortization; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor's 500 Stock Index. The Committee may revise performance objectives if significant events occur during the performance period which the Committee expects to have a substantial effect on such objectives.

The Committee may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Nontransferability. Unless otherwise set forth by the Committee in an Award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

Change of Control. In the event of a change of control (as defined in the Plan), all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement.

Capital Structure Changes. If the Committee determines that any dividend in shares, recapitalization, share split, reorganization, merger, consolidation, spin-off, repurchase, share exchange, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate, including adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award.

Amendment and Termination. The Plan may be amended, suspended or terminated by the Board of Directors at any time, in whole or in part. However, any amendment for which stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted will not be effective until such stockholder approval has been obtained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

Effective Date and Term. The Plan is effective as of December 3, 2003, subject to shareholder approval. Unless earlier terminated, the Plan will expire on December 2, 2013, and no further awards may be granted thereunder after such date.

Market Value. The per share closing price of the Common Stock on October 8, 2003 was $9.16.

Federal Income Tax Consequences. The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any state, local or foreign tax laws.

Stock Options

In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.

If an option is exercised through the use of shares of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

Restricted Stock

A participant who receives shares of restricted stock will generally recognize ordinary income at the time that they "vest", i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the Common Stock at the time the shares vest, less the amount, if any, paid for the stock. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by the Company). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock. The holding period for this purpose will begin on the date following the date the shares vest.

In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to the Company. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

SARs and Other Awards

With respect to SARs, restricted share units, performance shares, performance units, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.

Payment of Withholding Taxes

The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the Plan.

Deductibility Limit on Compensation in Excess of $1 Million

Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Plan) by a public company to each "covered employee" (i.e., the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1 million. The Company currently intends to structure stock options and other Awards granted under the Plan to certain of the covered employees to comply with an exception to nondeductibility under Section 162(m) of the Code. See "Compensation Committee Report on Executive Compensation" on page 11.

New Plan Benefits. No benefits have been received or allocated to any employee, consultant or director under the Plan, and therefore a "New Plan Benefits" table has not been included. Equity Compensation Plan Information

The following table gives information about the Company's common stock that may be issued upon the exercise of options under all of the Company's equity compensation plans as of June 29, 2003. The table includes the 1-800-FLOWERS,INC. 1997 Stock Option Plan and the 1-800-FLOWERS.COM, Inc. 1999 Stock Incentive Plan.

               Plan Category                         Number of        Weighted-average        Number of
                                                   securities to         exercise             securities
                                                   be issued upon        price of             remaining
                                                    exercise of        outstanding          available for
                                                    outstanding          options           future issuance
                                                      options                                under equity
                                                                                             compensation
                                                                                           plans (excluding
                                                                                              securities
                                                                                             reflected in
                                                                                             column (a))
               ----------------------------------------------------------------------------------------------
                                                        (a)                (b)                   (c)
               Equity     compensation    plans      10,001,345           $8.28               7,639,930
               approved by security holders


               Equity  compensation  plans  not
               approved by security holders
                                                              -               -                      -
                                                     _____________      __________           __________
               Total                                 10,001,345           $8.28               7,639,930


THE BOARD RECOMMENTDS A VOTE "FOR" THE APPROVAL OF THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN

                                   PROPOSAL 4

                              INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP ("E&Y"), independent public accountants and auditors of the Company since 1993, as auditors of the Company to serve for the year ending June 27, 2004 (the "Fiscal 2004"), subject to the ratification of such appointment by the stockholders at the Annual Meeting.

                                   AUDIT FEES

The aggregate fees for professional services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2003 ("Fiscal 2003"), and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q were approximately $171,000.

                               AUDIT RELATED FEES

The aggregate fees for audit related services amount to $66,000 and consist of audit and assurance services related to the Company's benefit plan and separate financial statements for its franchise operations

                                    TAX FEES

The aggregate for tax services amount to $90,000 and consist of professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

E&Y did not render professional services relating to financial information systems design and implementation for Fiscal 2003.

The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy is required to ratify the appointment of the auditors. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the ratification of E&Y to serve as the Company's auditors for Fiscal 2004. A representative of E&Y will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
          AND APROVAL OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS
               THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2004.

                                  OTHER MATTERS

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in their discretion on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

                              STOCKHOLDER PROPOSALS

In accordance with regulations issued by the Securities and Exchange Commission by certified mail-return receipt requested, stockholder proposals intended for presentation at the 2004 Annual Meeting of Stockholders must be delivered to the Secretary of the Company at the principal executive office of the Company by July 1, 2004 if such proposals are to be considered for inclusion in the Company's Proxy Statement for the 2004 Annual Meeting of Stockholders. If a stockholder desires to bring business before the 2004 Annual Meeting which is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, written notice of such business must be received by September 14, 2004.

                           ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date who did not receive a copy of the Company's Annual Report for the fiscal year ended June 29, 2003, on the written request of such person, a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

                                      By Order of the Board of Directors
                                      /s/ James F. McCann
                                      James F. McCann
                                      Chairman of the Board and Chief Executive
                                      Officer

Westbury, New York
November 1, 2003

                                 (Form of Proxy)
                             1-800-FLOWERS.COM, INC.
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - December 2, 2003
       (This Proxy is solicited by the Board of Directors of the Company)


The undersigned stockholder of 1-800-FLOWERS.COM, Inc. hereby appoints James F. McCann, Chairman of the Board and Chief Executive Officer, and Gerard M. Gallagher, Senior Vice President, General Counsel, or any one of them, with full power of substitution in each, as proxies to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, Inc. to be held at 395 North Service Road, Melville, NY 11747, Lower Level Media Center (the "Meeting Place"), on Tuesday, December 2, 2003 at 9:00 a.m. eastern standard time or any adjournment thereof.

1.  ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

    FOR all nominees below                   WITHHOLD AUTHORITY
    |_| (except as marked to the contrary)   |_| to vote for all nominees below

    Jeffrey C. Walker and Kevin J. O'Connor

    INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.


-------------------------------------------------------------------------------
2.  TO APPROVE THE SECTION 16 EXECUTIVE OFFICERS BONUS PLAN

    FOR                        AGAINST                  ABSTAIN WITH RESPECT TO
     |_|                          |_|                                 |_|

3.  TO APPROVE THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN

    FOR                        AGAINST                  ABSTAIN WITH RESPECT TO
     |_|                          |_|                                 |_|

4.  RATIFICATION OF INDEPENDENT AUDITORS

    FOR                        AGAINST                  ABSTAIN WITH RESPECT TO
     |_|                          |_|                                 |_|

proposal to ratify the selection of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending June 27, 2004 as described in the Proxy Statement.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, "FOR" THE APPROVAL OF

THE SECTION 16 EXECUTIVE OFFICERS BONUS PLAN, "FOR" THE APPROVAL OF THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, "FOR" RATIFICATION OF ERNST & YOUNG, LLP, INDEPENDENT PUBLIC ACCOUNTANTS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 27, 2004, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

All of the proposals set forth are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal.

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.





                                                 ______________________________

                                                 ______________________________
                                                Signature(s) of Stockholder

Dated:____________________

Annex "A"



                             1-800-FLOWERS.COM, INC.



                             AUDIT COMMITTEE CHARTER



Organization

The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall be comprised of at least three directors. The members of the Committee shall meet the independence requirements of the Nasdaq National Market, Inc. Members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, and have the ability to understand key business and financial risks and related controls and control processes. At least one director must be a committee expert with education and employment experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or performing similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or other relevant experience.

Statement of Policy

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Committee believe its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are the highest quality.

In carrying out these responsibilities, the Committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

o Discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

o Select the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries and approve the independent auditor's compensation.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor. The Committee may delegate authority to pre-approve audit services, other than the audit of the Company's annual financial statements, and permitted non-audit services to one or more members, provided that decisions made pursuant to such delegated authority shall be presented to the full committee at its next scheduled meeting.

o Discuss with the internal auditors, if applicable, and the independent auditors the overall scope and plans for the respective audits, including the adequacy of staffing and compensation. The Committee shall discuss with management, the internal auditors, if any, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g. Company's Code of Ethics).

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

o Review the internal controls of the Company, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Inquire of management and the independent auditors about significant risks or exposures and assesses the steps management has taken to minimize such risks to the Company.

o Review the interim financial statements and the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for purposes of this review.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the reasonableness of significant judgements and estimates , and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

o Review accounting and financial human resources within the Company.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the Committee in the annual report to shareholders and disclosing whether or not the committee had reviewed and discussed with management and the independent auditors the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other auditors for this purpose if, in its judgment, that is appropriate, and receive funding for these services as necessary.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

o The Committee shall have authority to retain such outside counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.



This Charter replaces, in its entirety, the Audit Committee Charter approved by the Board of Directors on January 25, 2000.

August 7, 2003

Annex "B"

                          1-800 FLOWERS.COM, INC.


                         COMPENSATION COMMITTEE CHARTER

                                 June 26, 2003

Purpose


The Compensation Committee (the "Committee"), in its capacity as a committee of the Board of Directors (the "Board"), has overall responsibility for approving and evaluating officer compensation plans, policies and programs and employee benefit programs of the Company.

The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

Committee Membership/ Meetings


The members of the Committee shall be appointed annually by the Board on the recommendation of the Nominating & Corporate Governance Committee. The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the Nasdaq National Market, Inc. The Committee shall meet at such times as it deems necessary or appropriate to carry out its responsibilities. The members of the Committee may be replaced by the Board.

Committee Authority and Responsibilities


1. The Committee shall review the overall compensation structuring of the Company to determine that it establishes appropriate incentives for officers and employees at all levels. All incentives, while industry-dependent and different for different categories of officers and employees, should further the Company's long-term strategic plan and should be consistent with the culture of the Company and the overall goal of enhancing enduring shareholder value.

2. The Committee shall annually review, approve and recommend to the Board, for the CEO and the senior executives of the Company (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term opportunity level, (d) new and amendments to existing employment agreements, severance arrangements and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

3. The Committee shall annually review and make recommendations to the Board with respect to the compensation of all non-executive officers and other key employees.

4. The Committee shall annually review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans and make grants thereunder pursuant to delegated authority.

5. The Committee shall review and make recommendations to the Board with respect to all employee benefit and related programs adopted by the Company.

6. The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

7. The Committee shall have the authority to engage independent or outside counsel, accountants or other advisors, in each case of its choice and as it determines to be necessary or appropriate. In particular, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms.

8. The Committee may form and delegate authority to subcommittees when appropriate.

9. The Committee shall make regular reports to the Board.

10. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

11. The Committee shall perform such other duties and carry out such other responsibilities as may be assigned to the Committee by the Board from time to time or as designated in plan documents.

Annex "C"



                             1-800 FLOWERS.COM, INC.

                        NOMINATING & CORPORATE GOVERNANCE
                                COMMITTEE CHARTER

                                 June 26, 2003

Purpose

The Nominating & Corporate Governance Committee (the "Committee"), in its capacity as a committee of the Board of Directors (the "Board"), shall (1) assist the Board by identifying and evaluating individuals qualified to become Board members and recommend to the Board the director nominees for election or reelection as Directors by the Shareholders at the annual meetings of shareholders and candidates to fill any vacancies on the Board that may occur from time to time; (2) develop and recommend to the Board the corporate governance guidelines applicable to the Company; (3) lead the Board in its annual review of the Board's performance; (4) recommend to the Board director nominees for each committee or the Board; and (5) fulfill the responsibilities set forth below and perform such other responsibilities as may be delegated to the Committee by the Board from time to time.

Committee Membership

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the Nasdaq National Market, Inc.

The members of the Committee will be appointed by, and may be replaced by, the Board.

Committee Authority and Responsibilities

1. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall have the authority to engage independent or outside counsel, accountants or other advisors, in each case of its choice and as it determines to be necessary or appropriate.

2. The Committee shall, periodically as the Committee finds reasonably appropriate, seek individuals qualified to become board members for recommendation to the Board and shall evaluate prospective nominees for the Board and the committees of the Board identified by the Committee, other members of the Board or management and shall review the Board's committee structure and composition generally.

3. The Committee shall identify and recommend to the Board (1) the director nominees for the annual meeting of shareholders and to fulfill vacancies on the Board that may occur from time to time and (2) members of the Board to serve on the various committees of the Board.

4. The Committee shall be responsible for oversight of the evaluation of the Board, including its size, composition and compensation. The Committee will determine whether an individual is "independent" as provided by the Nasdaq National Market.

5. The Committee shall review and assess the management succession plan for the Chief Executive Officer position and other members of executive management and annually review with the Board.

6. The Committee shall review and reassess the adequacy of corporate governance guidelines and practices of the Company and recommend any proposed changes to the Board for approval.

7. The Committee shall, on behalf of the Board, review letters from shareholders concerning the Company's annual general meeting and governance process and make recommendations to the Board in respect thereof.

8. The Committee may form and delegate authority to subcommittees when appropriate.

9. The Committee shall make reports to the Board after each meeting of the Committee.

10 The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Annex "D"
                            1-800-FLOWERS.COM, Inc.
                    SECTION 16 EXECUTIVE OFFICERS BONUS PLAN
SECTION 1. Purpose.
1-800-FLOWERS.COM, Inc (the "Company") hereby establishes, subject to shareholder approval, this Section 16 Executive Officers Bonus Plan (the "Plan") in order to provide the Company's Section 16 executive officers with an opportunity to earn annual bonus compensation, contingent on the achievement of certain performance goals, as an incentive and reward for their leadership, ability and exceptional services.

SECTION 2. Definitions.
2.1. "Award" means the amount of cash bonus compensation to which an Eligible Employee is entitled for each Plan Year as determined by the Committee pursuant to Section 4 and 5 of the Plan.

2.2. "Code" means the Internal Revenue Code of 1986, as amended, including applicable regulations thereunder.

2.3. "Committee" means the Compensation Committee of the Company's Board of Directors (the "Board") consisting of not less than two persons who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code are "outside directors" within the meaning of such section. The members of the Committee shall serve at the pleasure of the Board.
2.4. "Determination Date" means the day immediately preceding the first day of a Plan Year or such later date by which the Committee may establish performance goals for a Plan Year without causing an Award to be treated as other than performance-based compensation within the meaning of Section 162(m) of the Code.
2.5. "Eligible Employee" means any Section 16 executive officer of the Company.
2.6. "Plan Year" means the Company's fiscal year or such other period established by the Committee.

SECTION 3. Administration.
The Plan shall be administered by the Committee. The Committee shall have the authority to establish performance goals for the awarding of Awards for each Plan Year, to determine the Eligible Employees to whom Awards are to be made for each Plan Year; to determine whether performance goals for each Plan Year have been achieved; to authorize payment of Awards under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Eligible Employees.
SECTION 4. Determination of Awards.
The amount of an Award for any Plan Year shall be an amount not greater than $1,500,000, which amount shall be determined based on the achievement of one or more performance goals established by the Committee with respect to such Eligible Employee. Performance goals may vary from Eligible Employee to Eligible Employee and shall be based upon such one or more of the following performance criteria as the Committee may deem appropriate: appreciation in share value; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin or net profit margin. The performance goals may be determined by reference to the performance of the Company, or of a subsidiary or affiliate, or of a division or unit of any of the foregoing. No later than the Determination Date, the Committee shall establish (i) the Eligible Employees who shall be eligible for an Award for such Plan Year, (ii) the performance goals for such Plan Year and
(iii) the corresponding Award amounts payable under the Plan upon achievement of such performance goals.
SECTION 5. Payment of Award.
An Award (if any) to any Eligible Employee for a Plan Year shall be paid after the end of the Plan Year, provided, however, that the Committee shall have first certified in writing (i) that a performance goal with respect to such Eligible Employee for such Plan Year was satisfied and the level of such goal attained, and (ii) the amount of each such Eligible Employee's Award. The Committee, unless it determines otherwise, shall have the discretion to decrease the amount otherwise payable under an Award. If an Eligible Employee dies after the end of a Plan Year but before receiving payment of any Award, the amount of such Award shall be paid to a designated beneficiary or, if no beneficiary has been designated, to the Eligible Employee's estate, in the form of a lump sum payment in cash as soon as practicable after the Award for the Plan Year has been determined and certified in accordance with this Section 5. Notwithstanding the foregoing, the Committee may determine, by separate employment agreement with any Eligible Employee or otherwise, that all or a portion of an Award for a Plan Year shall be payable to the Eligible Employee upon the Eligible Employee's death, disability or termination of employment with the Company, or upon a
change  of  control  of  the   Company,   during  the  Plan  Year.
SECTION  6. Non-transferability.
No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution.
SECTION 7.  Amendments  and Termination.
The Board may terminate the Plan at any time and may amend it from time to time, provided, however, that no termination or amendment of the Plan shall adversely affect the rights of an Eligible Employee or a beneficiary to a previously certified Award. Amendments to the Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.
SECTION 8.  General Provisions.
8.1. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan or any Award hereunder shall confer upon an Eligible Employee any right to continued employment.
8.2. No member of the Board of the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees or the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.
SECTION 9. Effective Date of Plan.
The Plan shall become effective as of June 30,2003, subject to approval by the shareholders of the Company.

Annex "E"
                             1-800-FLOWERS.COM, INC.
                  2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN


1.  Purposes.

The purposes of the 2003 Long Term Incentive and Share Award Plan are to advance the interests of 1-800-Flowers.com, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.  Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

(c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

(d) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e) "Board" means the Board of Directors of the Company.

(f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g) "Committee" means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an "outside director" within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h) "Company" means 1-800-Flowers.com, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

(i) "Director" means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

(j) "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

(k) "Eligible Person" means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(m) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(n) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o) "NQSO" means any Option that is not an ISO.

(p) "Option" means a right, granted under Section 5(b), to purchase Shares.

(q) "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

(r) "Participant" means an Eligible Person who has been granted an Award under the Plan.

(s) "Performance Share" means a performance share granted under Section 5(f).

(t) "Performance Unit" means a performance unit granted under Section 5(f).

(u) "Plan" means this 2003 Long Term Incentive and Share Award Plan.

(v) "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

(w) "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

(x) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(y) "SAR" or "Share Appreciation Right" means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

(z) "Shares" means common stock, $.01 par value per share, of the Company.

(aa) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select Eligible Persons to whom Awards may be granted;

(ii) to designate Affiliates;

(iii) to determine the type or types of Awards to be granted to each Eligible Person;

(iv) to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

(vii) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(x) to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

(xi) to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

(xii) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible
Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions. Notwithstanding any provision of the Plan to the contrary, the Chief Executive Officer of the Company ("CEO") shall have the power and authority, subject to the terms and conditions of the Plan, to make awards under the Plan to employees or consultants who are not officers or directors of the Company for purposes of
Section 16(b) of the Exchange Act; provided, however, that the authority of the CEO to make such awards shall be subject to limitations as may be imposed from time to time by the Committee; provided further, however, that the resolution so authorizing the CEO to make the awards shall specify the total number of rights or options that the CEO may so award.

(c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

(d) Limitation on Committee's Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, if the Award Agreement so provides, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

(e) No Option or SAR Repricing Without Shareholder Approval. Except as provided in the first sentence of Section 4(c) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price and Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices.

4.       Shares Subject to the Plan.

(a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 7,500,000. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan and the number of Shares subject to Options outstanding under the Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

(b) Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 1,000,000 Shares, and (ii) with respect to Performance Shares, Performance Units, Restricted Shares or Restricted Share Units intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be the equivalent of 500,000 Shares during a calendar year to any Eligible Person under this Plan.

(c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(d) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this
Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

(b) Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(ii) Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

(iii) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

(iv) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary or to employees of an entity that is treated as the Company or a Subsidiary under the Code.

(c) SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

(ii) Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

(d) Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

(i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

(ii) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

(iv) Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(e) Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

(i) Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

(ii) Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

(f) Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

(i) Performance Period. The Committee shall determine a performance period (the "Performance Period") of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the Shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, depreciation and amortization; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor's 500 Stock Index. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

(ii) Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met. The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment under any Performance Shares or Performance Units.

(iii) Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, if an Award Agreement so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(iv) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

(v) Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the payment of any Performance Share or Performance Unit that the performance objectives and any other material terms were in fact satisfied.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

(h) Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this
Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

6.       Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

(b) Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or SAR exceed a period of ten years from the date of its grant.

(c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

(d) Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

(e) Noncompetition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7. Change of Control Provisions.

(a) Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change of Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction.

(b) Definition of Change of Control. For purposes of this Section 7, "Change of Control" shall mean:

(i) a merger, consolidation or reorganization approved by the Company's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction;

(ii)  any   stockholder-approved   transfer  or  other  disposition  of  all  of
substantially all of the Company's assets; or

(iii) the acquisition after the Effective Date, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

8. General Provisions.

(a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's, consultant's or director's employment or service at any time.

(c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law.

(d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that (i) any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under Section 422 of the Code, and
(ii) any such amendment or alternation shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e) No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

(i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws thereof.

(k) Effective Date; Plan Termination. The Plan shall become effective as of December 3, 2003 (the "Effective Date"), subject to approval by the shareholders of the Company. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

(l) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.